Exhibit 10.1
SIXTH AMENDMENT AND WAIVER
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SIXTH AMENDMENT AND WAIVER, dated as of August 12, 2009 (this “Amendment” or this “Sixth Amendment”), to the Existing Credit Agreement (as defined below) is entered into among CHAMPION HOME BUILDERS CO., a Michigan corporation (the “Borrower”), CHAMPION ENTERPRISES, INC., a Michigan corporation (the “Parent”), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in Article I below), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the Administrative Agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Articles VI and VII, each Obligor signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders waive and amend certain provisions of the Existing Credit Agreement and the Lenders are willing, but only on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement, all as set forth below.
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Amendment” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.
     “Existing Credit Agreement” is defined in the first recital.

     “Sixth Amendment Effective Date” is defined in Article IV.
     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Sixth Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.
     SECTION 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “Sixth Amendment” means the Sixth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of August 12, 2009, among the Borrower, the Parent, certain other Obligors, the Lenders party thereto and the Administrative Agent.
     “Sixth Amendment Effective Date” means the Sixth Amendment Effective Date as that term is defined in Article IV of the Sixth Amendment.
     SECTION 2.2. Amendment to Section 7.1. Section 7.1 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” immediately following clause (k) thereof, (b) replacing the period (“.”) following clause (l) thereof with a semi-colon (“;”) and (c) inserting new clauses (m) through (p) immediately following clause (l), which new clauses shall read as follows:
     (m) commencing after the Sixth Amendment Effective Date, within ten Business Days of the end of each of the Borrower’s fiscal months, financial results by business segment, prepared in reasonable detail, together with such other information as the Administrative Agent may reasonably request, in each case in form reasonably acceptable to the Administrative Agent;
     (n) commencing after the Sixth Amendment Effective Date, prior to 9:00 a.m. on the third Business Day of each calendar week, a copy of the Borrower’s sales and backlog flash reports provided to management during the preceding week, such reports to be in the same form and to contain the same information as supplied to management of the Parent and its Subsidiaries; provided, however, the requirements of this paragraph (n) may be satisfied if the Parent provides such reports to the financial advisor referred to in Section 6.6;
     (o) commencing after the Sixth Amendment Effective Date, prior to 9:00 a.m. on the third Business Day of each calendar week, an adjusted 13-week cash flow forecast consistent with the forecast currently being provided by the Parent to the Lenders, but breaking down both “Beginning Cash” and “Ending Cash” under the column “Week 1” by cash at each country where the Parent and its Subsidiaries currently have operations; and
     (p) commencing after the Sixth Amendment Effective Date, prior to 9:00 a.m. on the third Business Day of each calendar week, a true and complete in all material respects progress report setting forth an update on capital raising and restructuring efforts and discussions, asset sale efforts and discussions and the then current plans for debt retirement; provided, however, the requirements of this paragraph (p) may be satisfied if the Parent provides such report to the Administrative Agent for distribution to those Lenders operating as a steering committee.
ARTICLE III
LIMITED WAIVERS TO EXISTING CREDIT AGREEMENT
     Subject to the occurrence of the Sixth Amendment Effective Date, certain limited provisions of the Existing Credit Agreement are hereby waived in accordance with this Article III. Except as expressly so waived, the Existing Credit Agreement shall continue in full force and effect.
     SECTION 3.1. Limited Waivers as to Section 8.4(d) and (e). The Required Lenders hereby waive, until September 11, 2009, the requirement that the Parent and the Borrower comply with the provisions of Sections 8.4(d) and 8.4(e) of the Credit Agreement for the second Fiscal Quarter of 2009.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     SECTION 4.1. Conditions to Effectiveness. This Amendment shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Sixth Amendment Effective Date”):
     SECTION 4.2. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, each other Obligor, the Required Lenders and the Administrative Agent.

     SECTION 4.3. Costs and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Sections 3.3 and 12.3 of the Existing Credit Agreement (including without limitation the fees and expenses of Willkie Farr & Gallagher LLP (“Willkie”), special New York restructuring counsel to the Administrative Agent), if then invoiced. The Borrower shall further have paid an initial (and to be replenished from time to time at the request of the Administrative Agent) retainers in the amount of $250,000 to Willkie, and in the amount of $150,000 to Loughlin Meghji + Company (“LM+Co”), advisor to Willkie in connection with Willkie’s services to the Administrative Agent, in each case, to cover fees, costs and expenses to the extent invoiced and unpaid after the Sixth Amendment Effective Date, but not in lieu of the Borrower’s obligations to make separate prompt payment of invoices from each thereof.
     SECTION 4.4. LM+Co Engagement Letter. The Borrower shall have executed and delivered the engagement letter from LM+Co to Willkie dated on or about August 12, 2009.
     SECTION 4.5. Certificate of Authorized Officer. The Borrower shall have delivered a certificate of an Authorized Officer, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, certifying that, both immediately before and after giving effect to this Amendment on the Sixth Amendment Effective Date, the statements set forth in Article V hereof are true and correct.
     SECTION 4.6. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     To induce the Lenders to enter into this Amendment, the Obligors represent and warrant to the Lenders as set forth below.
     SECTION 5.1. Validity, etc. This Amendment and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of such applicable Obligor enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 5.2. Representations and Warranties, etc. Both before and after giving effect to this Amendment, the statements set forth in clause (a) of Section 5.3.1, and after giving effect to this Amendment, the statements set forth in clause (b) of Section 5.3.1, in each case of the Existing Credit Agreement, are true and correct.

     SECTION 5.3. Amount of Obligations. Each Obligor acknowledges, represents and agrees that, (a) as of the close of business on August 12, 2009, the Obligations include, without limitation, the amounts set forth on Schedule 5.3 attached hereto on account of the outstanding unpaid amount of principal of, accrued and unpaid interest on, and fees and other obligations with respect to or in connection with, the Loans and outstanding Letters of Credit and (b) such Obligor is not disputing, and shall not dispute, the amount of such Obligations and has no right of setoff, counterclaim or other defense with respect to its obligations to repay such Obligations in full in cash.
ARTICLE VI
CONFIRMATIONS AND COVENANTS
     SECTION 6.1. Guarantees, Security Interest, Continued Effectiveness. Each Obligor hereby reaffirms, as of the Sixth Amendment Effective Date, that immediately after giving effect to this Amendment (a) the covenants and agreements made by such Obligor contained in each Loan Document to which it is a party, (b) with respect to each Obligor party to a Guaranty, its guarantee of payment of the Obligations pursuant to such Guaranty and (c) with respect to each Obligor party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by this Amendment.
     SECTION 6.2. Validity, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Sixth Amendment Effective Date, that immediately after giving effect to the Amendment, each Loan Document, in each case as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 6.3. Representations and Warranties, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Sixth Amendment Effective Date, that before and after giving effect to the Amendment, the representations and warranties set forth in each Loan Document to which such Obligor is a party are, in each case, true and correct (a) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (b) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     SECTION 6.4. Default Interest. Each Obligor acknowledges and agrees that, for the period from and after the Sixth Amendment Effective Date, the Borrower shall pay, in addition to the interest rate otherwise applicable to the Loans, additional interest in an amount equal to the amount of additional interest that would have been payable as set forth in Section 3.2.2. of the Credit Agreement (the “Additional Interest”) if the principal amount of the Loans had become due and payable, on each date that interest is otherwise payable under the Credit Agreement, by adding each such amount of Additional Interest to the principal amount of the applicable Loans, to bear interest and be treated as other principal of the Loans, and payable in cash together with the final installment due on the Loans or, if earlier, by acceleration or otherwise.
     SECTION 6.5. Retention and Cooperation with Financial Advisor. The Obligors shall, and shall cause their advisors to, cooperate promptly and fully with (including without limitation by making members of senior management available for discussion and follow up), and hereby confirm their obligation to pay and agree to pay promptly from time to time upon demand the reasonable fees and expenses of, LM+Co and, in addition to the reporting requirements set forth in this Amendment, the Credit Agreement and the other Loan Documents, shall promptly provide to such advisor such other information (including without limitation, more detailed reporting) regarding the operations, business affairs and financial condition of any Obligor, as reasonably requested by such advisor.
     SECTION 6.6. Restrictions on Permitted Actions. Each Obligor understands and agrees that, notwithstanding the waiver granted pursuant to Article III hereof, the Borrower’s right to obtain Borrowings pursuant to Article II of the Credit Agreement is suspended during the period that the waiver under Article III hereof is in effect.
ARTICLE VII
MISCELLANEOUS
     SECTION 7.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 7.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Articles X and XII thereof.
     SECTION 7.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 7.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK IN THE SAME MANNER AS PROVIDED FOR IN THE CREDIT AGREEMENT.

     SECTION 7.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
     SECTION 7.7. No Waiver. This Amendment is not, and shall not be deemed to be, a waiver or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents, except as expressly provided for in Article III hereof.
     SECTION 7.8. Obligor Releases/Damages and Liability Limitations. Although each Lender and the Administrative Agent each regards its conduct as proper and does not believe that any Obligor has any claim, right, cause of action, offset or defense against such Lender, the Administrative Agent, any Issuer or any other Lender Party (for purposes of this paragraph, defined as, “each Lender, the Administrative Agent, any Issuer and each of their present or former subsidiaries, affiliates, advisors, employees, attorneys, agents, officers, directors and representatives and their respective predecessors, successors, transferees and assigns”) in connection with the execution, delivery, performance and ongoing administration of, or the transactions contemplated by, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent and each Obligor agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or any other Lender Party. Therefore, each Obligor, on behalf of itself and its employees, agents, officers, directors, representatives, predecessors, successors, transferees and assigns, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, knowingly releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Obligor, except for any obligations remaining to be respectively performed by the Lenders as expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Obligor (and any rights of any Obligor against any Lender Party) other than any such obligations expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents, (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Amendment, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Obligor or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Sixth Amendment Effective Date. The Obligors further understand and agree that none of the Lenders, the Administrative Agent, any Issuer or any other Lender Party shall at any time, whether heretofore, on or as of the Sixth Amendment Effective Date or thereafter, be liable or responsible for any special, consequential, punitive, incidental, exemplary or other similar damages or claims arising in any way out of the Loan Documents, the transactions contemplated thereby or any action taken or not taken in connection therewith. Each Lender Party hereby further agrees that the Administrative Agent shall not have any liability or responsibility whatsoever, and shall be fully protected and exculpated from and against, any action taken or not taken by it at the direction of the Required Lenders.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Sixth Amendment as of the date first above written.

CHAMPION HOME BUILDERS CO.
By
Name:
Title:

CHAMPION ENTERPRISES, INC.
By
Name:
Title:

Solely for purposes of Articles VI and VII, each of the undersigned Obligors: CHAMPION ENTERPRISES MANAGEMENT CO.
By
Name:
Title:

CHAMPION RETAIL, INC.
By
Name:
Title:

HIGHLAND ACQUISITION CORP.
By
Name:
Title:

Signature Pages to Sixth Amendment

HIGHLAND MANUFACTURING COMPANY LLC
By
Name:
Title:

HOMES OF MERIT, INC.
By
Name:
Title:

NEW ERA BUILDING SYSTEMS, INC.
By
Name:
Title:

NORTH AMERICAN HOUSING CORP.
By
Name:
Title:

REDMAN HOMES, INC.
By
Name:
Title:

SAN JOSE ADVANTAGE HOMES, INC.
By
Name:
Title:

Signature Pages to Sixth Amendment

STAR FLEET, INC.
By
Name:
Title:

WESTERN HOMES CORPORATION
By
Name:
Title:

Signature Pages to Sixth Amendment

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By
Name:
Title:

Signature Pages to Sixth Amendment

[INSERT NAME OF LENDER]

By
Name:
Title:

Signature Pages to Sixth Amendment